Note 5 - Deferred Charges, Net	12 Months Ended
Dec. 31, 2012
Deferred Charges [Text Block]
5.	Deferred Charges, net

“Deferred charges, net” consist of loan arrangement fees which are amortized over the duration of the loan and deferred offering expenses related to the filing of the Company’s shelf registration which was charged against the proceeds of our offering of the Company’s securities completed in 2012.

	2011	2012
Balance, beginning of year	599,374	697,951
Additions, deferred offering expenses	243,392	-
Amortization of loan arrangement fees	(144,815)	(135,981)
Deferred offering expenses reclassified to paid-in capital	-	(243,392)
Balance, end of year	697,951	318,578